EXHIBIT 99.1

Accrued Interest Date:                                 Collection Period Ending:
27-Sep-04                                                             30-Sep-04

Distribution Date:       BMW VEHICLE OWNER TRUST 2002-A                Period #
25-Oct-04                ------------------------------                      29

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Balances
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                                                                                       Initial             Period End
        Receivables                                                             $1,401,763,032           $306,571,792
        Reserve Account                                                            $14,017,630            $10,513,223
        Yield Supplement Overcollateralization                                      $6,397,885             $1,515,013
        Class A-1 Notes                                                           $311,000,000                     $0
        Class A-2 Notes                                                           $358,426,000                     $0
        Class A-3 Notes                                                           $446,779,000            $25,896,632
        Class A-4 Notes                                                           $251,253,000           $251,253,000
        Class B Notes                                                              $27,907,000            $27,907,000

Current Collection Period
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        Beginning Receivables Outstanding                                         $328,763,426
        Calculation of Total Distribution Amount
                 Regular Principal Distributable Amount
                          Receipts of Scheduled Principal                          $12,978,090
                          Receipts of Pre-Paid Principal                            $8,893,546
                          Liquidation Proceeds                                        $189,630
                          Principal Balance Allocable to Gross Charge-off             $130,368
                 Total Receipts of Principal                                       $22,191,634

                 Interest Distribution Amount
                          Receipts of Interest                                      $1,859,172
                          Servicer Advances                                                 $0
                          Reimbursement of Previous Servicer Advances                 ($35,024)
                          Accrued Interest on Purchased Receivables                         $0
                          Recoveries                                                   $51,979
                          Net Investment Earnings                                      $11,222
                 Total Receipts of Interest                                         $1,887,348

                 Release from Reserve Account                                               $0

        Total Distribution Amount                                                  $23,948,614

        Ending Receivables Outstanding                                            $306,571,792

Servicer Advance Amounts
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        Beginning Period Unreimbursed Previous Servicer Advance                     $2,069,877
        Current Period Servicer Advance                                                     $0
        Current Reimbursement of Previous Servicer Advance                            ($35,024)
        Ending Period Unreimbursed Previous Servicer Advances                       $2,034,853

Collection Account
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        Deposits to Collection Account                                             $23,948,614
        Withdrawals from Collection Account
                 Servicing Fees                                                       $273,970
                 Class A Noteholder Interest Distribution                           $1,085,745
                 First Priority Principal Distribution                                      $0
                 Class B Noteholder Interest Distribution                             $112,791
                 Regular Principal Distribution                                    $22,078,471
                 Reserve Account Deposit                                                    $0
                 Unpaid Trustee Fees                                                        $0
                 Excess Funds Released to Depositor                                   $397,637
        Total Distributions from Collection Account                                $23,948,614


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Excess Funds Released to the Depositor
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                 Release from Reserve Account                                       $0
                 Release from Collection Account                              $397,637
        Total Excess Funds Released to the Depositor                          $397,637

Note Distribution Account
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        Amount Deposited from the Collection Account                       $23,277,007
        Amount Deposited from the Reserve Account                                   $0
        Amount Paid to Noteholders                                         $23,277,007

Distributions
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        Monthly Principal Distributable Amount                         Current Payment     Ending Balance     Per $1,000      Factor
        Class A-1 Notes                                                             $0                 $0          $0.00       0.00%
        Class A-2 Notes                                                             $0                 $0          $0.00       0.00%
        Class A-3 Notes                                                    $22,078,471        $25,896,632         $49.42       5.80%
        Class A-4 Notes                                                             $0       $251,253,000          $0.00     100.00%
        Class B Notes                                                               $0        $27,907,000          $0.00     100.00%

        Interest Distributable Amount                                  Current Payment         Per $1,000
        Class A-1 Notes                                                             $0              $0.00
        Class A-2 Notes                                                             $0              $0.00
        Class A-3 Notes                                                       $151,921              $0.34
        Class A-4 Notes                                                       $933,824              $3.72
        Class B Notes                                                         $112,791              $4.04



Carryover Shortfalls
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                                                                               Prior
                                                                          Period Carryover    Current Payment      Per $1,000
        Class A-1 Interest Carryover Shortfall                                      $0                 $0              $0
        Class A-2 Interest Carryover Shortfall                                      $0                 $0              $0
        Class A-3 Interest Carryover Shortfall                                      $0                 $0              $0
        Class A-4 Interest Carryover Shortfall                                      $0                 $0              $0
        Class B Interest Carryover Shortfall                                        $0                 $0              $0


Receivables Data
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                                                                      Beginning Period      Ending Period
        Number of Contracts                                                     26,471             25,570
        Weighted Average Remaining Term                                          25.94              25.04
        Weighted Average Annual Percentage Rate                                  6.33%              6.33%

        Delinquencies Aging Profile End of Period                        Dollar Amount         Percentage
                 Current                                                  $273,416,730             89.19%
                 1-29 days                                                 $26,039,813              8.49%
                 30-59 days                                                 $5,608,645              1.83%
                 60-89 days                                                   $793,013              0.26%
                 90-119 days                                                  $275,342              0.09%
                 120+ days                                                    $438,248              0.14%
                 Total                                                    $306,571,792            100.00%
                 Delinquent Receivables +30 days past due                   $7,115,248              2.32%


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        Write-offs
                 Gross Principal Write-Offs for Current Period                $130,368
                 Recoveries for Current Period                                 $51,979
                 Net Write-Offs for Current Period                             $78,389

                 Cumulative Realized Losses                                 $6,852,174


        Repossessions                                                    Dollar Amount              Units
                 Beginning Period Repossessed Receivables Balance             $679,803                 36
                 Ending Period Repossessed Receivables Balance                $548,466                 33
                 Principal Balance of 90+ Day Repossessed Vehicles             $73,359                  5

Yield Supplement Overcollateralization
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        Beginning Period Required Amount                                    $1,628,176
        Beginning Period Amount                                             $1,628,176
        Ending Period Required Amount                                       $1,515,013
        Current Period Release                                                $113,163
        Ending Period Amount                                                $1,515,013
        Next Distribution Date Required Amount                              $1,406,054

Reserve Account
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        Beginning Period Required Amount                                   $10,513,223
        Beginning Period Amount                                            $10,513,223
        Net Investment Earnings                                                $11,222
        Current Period Deposit                                                      $0
        Current Period Release to Collection Account                                $0
        Current Period Release to Depositor                                         $0
        Ending Period Required Amount                                      $10,513,223
        Ending Period Amount                                               $10,513,223


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